[GRAPHIC APPEARS HERE]

NATIONS ANNUITY TRUST
PROSPECTUS

                                                                    MAY 1, 2000

Equity Portfolios
NATIONS VALUE PORTFOLIO
NATIONS AGGRESSIVE GROWTH PORTFOLIO
NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
NATIONS MARSICO GROWTH & INCOME PORTFOLIO
NATIONS STRATEGIC GROWTH PORTFOLIO

International Portfolios
NATIONS INTERNATIONAL VALUE PORTFOLIO
NATIONS INTERNATIONAL GROWTH PORTFOLIO

Index Portfolios
NATIONS MANAGED INDEX PORTFOLIO
NATIONS SMALLCAP INDEX PORTFOLIO

Balanced Portfolio
NATIONS BALANCED ASSETS PORTFOLIO

Fixed Income Portfolio
NATIONS HIGH YIELD BOND PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]


             TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC APPEARS HERE]

               YOU'LL FIND TERMS USED
               IN THIS PROSPECTUS ON
               PAGE 49.

             YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.


             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.

 This booklet, which is called a prospectus, tells you about eleven Nations Annuity Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts issued by participating life insurance companies, including Hartford Life Insurance Company. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

     ABOUT THE PORTFOLIOS
     Each group of Portfolios has a different investment focus:

  o Equity portfolios invest primarily in EQUITY SECURITIES of U.S. companies

  o International portfolios invest primarily in equity securities of companies outside the United States

  o Index portfolios are intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index

Nations Balanced Assets Portfolio invests in a mix of equity and FIXED INCOME SECURITIES, as well as MONEY MARKET INSTRUMENTS

Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in HIGH YIELD DEBT SECURITIES

 The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. FOREIGN SECURITIES also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.


 High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

     CHOOSING THE RIGHT PORTFOLIOS FOR YOU
 Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Equity, International and Index Portfolios all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

     They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 Nations Balanced Assets Portfolio invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund

     It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals

     It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  o you're seeking preservation of capital and stability of share price

 You'll find a discussion of each Portfolio's principal investments, strategies and risks in the portfolio descriptions that start on page 6.

     FOR MORE INFORMATION
 If you have any questions about the Portfolios, please call us at
 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BAAI AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BAAI AND THE SUB-ADVISERS
               STARTING ON PAGE 36.

[GRAPHIC APPEARS HERE]


ABOUT THE PORTFOLIOS

Equity Portfolios
NATIONS VALUE PORTFOLIO                                    6
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------
NATIONS AGGRESSIVE GROWTH PORTFOLIO                        8
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                10
Sub-adviser: Marsico Capital Management, LLC
-------------------------------------------------------
NATIONS MARSICO GROWTH & INCOME PORTFOLIO                 13
Sub-adviser: Marsico Capital Management, LLC
-------------------------------------------------------
NATIONS STRATEGIC GROWTH PORTFOLIO                        16
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------
International Portfolios
NATIONS INTERNATIONAL VALUE PORTFOLIO                     18
Sub-adviser: Brandes Investment Partners, L.P.
-------------------------------------------------------
NATIONS INTERNATIONAL GROWTH PORTFOLIO                    20
Sub-adviser: Gartmore Global Partners
-------------------------------------------------------
Index Portfolios
NATIONS MANAGED INDEX PORTFOLIO                           23
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------
NATIONS SMALLCAP INDEX PORTFOLIO                          26
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------
Balanced Portfolio
NATIONS BALANCED ASSETS PORTFOLIO                         29
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------
Fixed Income Portfolio
NATIONS HIGH YIELD BOND PORTFOLIO
Sub-adviser: MacKay Shields LLC                           32
-------------------------------------------------------   --
OTHER IMPORTANT INFORMATION                               34
-------------------------------------------------------   --
HOW THE PORTFOLIOS ARE MANAGED                            36

[GRAPHIC APPEARS HERE]
    ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS
  Buying, selling and transfering shares                44
  How selling and servicing agents are paid             45
  Distributions and taxes                               46
---------------------------------------------   --
FINANCIAL HIGHLIGHTS                                    47
---------------------------------------------   --
TERMS USED IN THIS PROSPECTUS                           49
---------------------------------------------   --
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BANC OF AMERICA CAPITAL MANAGEMENT, INC. (BACAP) IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.


[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BACAP ON PAGE 37.

[GRAPHIC APPEARS HERE]

             WHAT IS VALUE INVESTING?

             VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES - QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

             THE MANAGEMENT TEAM USES FUNDAMENTAL ANALYSIS TO HELP DECIDE WHETHER THE CURRENT STOCK PRICE OF A COMPANY MAY BE LOWER THAN THE COMPANY'S TRUE VALUE, AND THEN LOOKS FOR THINGS THAT COULD TRIGGER A RISE IN PRICE, LIKE A NEW PRODUCT LINE, NEW PRICING OR A CHANGE IN MANAGEMENT. THIS TRIGGER IS OFTEN CALLED A "CATALYST."

     Nations Value Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in COMMON STOCKS of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses FUNDAMENTAL ANALYSIS to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's PRICE-TO-EARNINGS RATIO relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The management team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND IN THE SAI.


[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Value Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

             [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    4.48%*         2.50%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             19.00%
  Worst: 3rd quarter 1998:            -11.67%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                                    Since
                                      1 year      inception
  Nations Value Portfolio            2.50%        3.96%
  S&P 500                           21.04%       19.50%

ABOUT THE EQUITY PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BACAP ON PAGE 37.

 Nations Aggressive Growth Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks capital appreciation.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in COMMON STOCKS of large and medium-sized U.S. companies. These companies typically have a market capitalization of $500 million or more.


 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Portfolio was formerly named Nations Disciplined Equity Portfolio and operated under a different investment objective and principal investment strategies from its inception until April 30, 2000.

 The management team uses a combination of FUNDAMENTAL and QUANTITATIVE ANALYSIS to help construct a portfolio of 50 to 75 securities of companies diversified across industry sectors. The team's investment process begins with a review of all major U.S. companies with a market capitalization of $500 million or more with the goal of discovering potential industry leaders.

 When selecting investments, the team looks for securities it believes are attractively priced with increasing earnings. It uses QUANTITATIVE ANALYSIS, which is an analysis of a company's financial information, and FUNDAMENTAL ANALYSIS to:

  o identify companies with above-average growth potential, a strong competitive position and effective management strategies; and

  o identify companies presenting tactical opportunities, such as companies likely to experience cyclical profit recovery or exhibiting structural change

 The management team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of CAPITAL GAINS it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders


  o may offset capital gains by selling securities to realize a CAPITAL LOSS

  o will invest primarily in securities with lower DIVIDEND YIELDS

  o may use options instead of selling securities

 While the Portfolio tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds a reasonable value.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND THE SAI.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Aggressive Growth Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK -- The team uses quantitative and fundamental analysis to select securities it believes are attractively priced with increased earnings. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

             PRIOR TO MAY 1, 2000, THE PORTFOLIO HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    6.44%*         9.75%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             23.48%
  Worst: 3rd quarter 1998:            -15.07%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                                                Since
                                                  1 year      inception
        Nations Aggressive Growth Portfolio     9.75%        9.20%
        S&P 500                                     %            %

ABOUT THE EQUITY PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS THIS PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               MARSICO CAPITAL AND
               MR. MARSICO ON PAGE 37.

[GRAPHIC APPEARS HERE]

             WHAT IS A FOCUSED PORTFOLIO?

             A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

             BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

 Nations Marsico Focused Equities Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks long-term growth of capital.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in COMMON STOCKS of large companies. The Portfolio, which is NON-DIVERSIFIED, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in FOREIGN SECURITIES.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND THE SAI.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Marsico Focused Equities Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o HOLDING FEWER INVESTMENTS - This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o FOREIGN INVESTMENT RISK - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    30.16%*        53.28%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1999:             32.37%
  Worst: 3rd quarter 1998:            -7.06%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                                                        Since
                                                          1 year      inception
        Nations Marsico Focused Equities Portfolio     53.28%        47.83%
        S&P 500                                        21.04%        19.50%

ABOUT THE EQUITY PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             MARSICO CAPITAL IS THIS PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               MARSICO CAPITAL AND
               MR. MARSICO ON PAGE 37.

[GRAPHIC APPEARS HERE]

             WHY INVEST IN A GROWTH
             AND INCOME PORTFOLIO?

             GROWTH AND INCOME PORTFOLIOS CAN INVEST IN A MIX OF EQUITY AND FIXED INCOME SECURITIES. THIS CAN HELP REDUCE VOLATILITY AND PROVIDE THE PORTFOLIO WITH THE FLEXIBILITY TO SHIFT AMONG SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

             WHILE THIS PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

 Nations Marsico Growth & Income Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio invests primarily in EQUITY SECURITIES of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in FOREIGN SECURITIES.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Portfolio, however, is not designed to produce a consistent level of income.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND THE SAI.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Marsico Growth & Income Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o INTEREST RATE RISK - The prices of the Portfolio's FIXED INCOME SECURITIES will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o FOREIGN INVESTMENT RISK - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

             [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    21.80%*        55.10%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1999:             36.77%
  Worst: 3rd quarter 1998:            -11.62%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999


                                                                       Since
                                                         1 year      inception
        Nations Marsico Growth & Income Portfolio     55.10%        43.33%
        S&P 500                                       21.04%        19.50%

ABOUT THE EQUITY PORTFOLIOS
--------------------------------------------------------------------------------


[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BACAP ON PAGE 37.

[GRAPHIC APPEARS HERE]

             MINIMIZING TAXES

             THIS PORTFOLIO TRIES TO REPLACE -- OR TURN OVER -- NO MORE THAN 25% OF ITS INVESTMENTS IN A YEAR. MANAGING THE NUMBER OF BUY AND SELL TRANSACTIONS THE PORTFOLIO MAKES CAN HELP REDUCE THE CAPITAL GAINS IT DISTRIBUTES.

 Nations Strategic Growth Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks long-term, after-tax returns by investing in a diversified portfolio of COMMON STOCKS.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Portfolio normally holds 60 to 80 securities, which include common stocks, PREFERRED STOCKS and CONVERTIBLE SECURITIES like WARRANTS and RIGHTS.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the portfolio management team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The management team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses QUANTITATIVE ANALYSIS to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 The portfolio management team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of CAPITAL GAINS and income distributed to shareholders. For example, the team:

  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a CAPITAL LOSS
  o invests primarily in securities with lower DIVIDEND YIELDS
  o may use options, instead of selling securities


 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The portfolio management team may sell a security when he believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS PORTFOLIO STARTING ON
               PAGE 34 AND IN THE SAI.


[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Strategic Growth Portfolio has the following risks:

         o INVESTMENT STRATEGY RISK - The portfolio management team chooses stocks that are believed have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

         o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o CONVERTIBLE SECURITY FEATURES - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Portfolio may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Portfolio's ability to meet its objective.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The Portfolio commenced its operations on May 1, 2000 and has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.

ABOUT THE INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS PORTFOLIO'S SUB-ADVISER. BRANDES'S LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BRANDES ON PAGE 39.
[GRAPHIC APPEARS HERE]

             WHAT IS THE GRAHAM AND DODD
             APPROACH TO INVESTING?

             BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA.

             THE TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE PORTFOLIO LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

 Nations International Value Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks long-term capital appreciation by investing primarily in EQUITY SECURITIES of foreign issuers, including emerging markets countries.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

 The Portfolio primarily invests in COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES, either directly or indirectly through closed-end investment companies and DEPOSITARY RECEIPTS.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

 The team uses FUNDAMENTAL ANALYSIS to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON PAGE
               34 AND IN THE SAI.


[GRAPHIC APPEARS HERE]

             LIMITS ON INVESTMENTS

             TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

     o THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

     o IT MAY NOT INVEST MORE THAN THE HIGHER OF:

        o 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

        o 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (TO A MAXIMUM OF 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

     o IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations International Value Fund has the following risks:

     o INVESTMENT STRATEGY RISK - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.

     o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The Portfolio commenced its operations on May 1, 2000 and has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.

ABOUT THE INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------


[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             GARTMORE GLOBAL PARTNERS (GARTMORE) IS THIS PORTFOLIO'S SUB-ADVISER. BRIAN O'NEILL, THE PRINCIPAL SENIOR INVESTMENT MANAGER OF THE GARTMORE GLOBAL PORTFOLIO TEAM, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.


[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               GARTMORE ON PAGE 41.

[GRAPHIC APPEARS HERE]


             WHAT IS AN INTERNATIONAL
             GROWTH PORTFOLIO?

             INTERNATIONAL GROWTH PORTFOLIOS INVEST IN COMPANIES AROUND THE WORLD THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN STRONG INDUSTRY SECTORS.

             THE PORTFOLIO MANAGER FOR THIS PORTFOLIO LOOKS FOR COMPANIES WITH EARNINGS GROWTH THAT IS EXPECTED TO BE HIGHER THAN OTHER INVESTORS BELIEVE, AND THEN SELLS THESE INVESTMENTS WHEN GROWTH MAY BE LOWER THAN OTHERS EXPECT.

 Nations International Growth Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks long-term capital growth by investing primarily in EQUITY SECURITIES of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in foreign companies listed on major exchanges in Europe and the Pacific Basin. These companies can be of any size.

 The Portfolio invests in COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES, such as WARRANTS, RIGHTS and CONVERTIBLE DEBT.

 The Portfolio may invest up to 35% of its assets in securities of issuers located in developing countries in the Asia and Pacific regions, Africa, Latin America and Eastern Europe.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Portfolio will generally hold 50 to 80 securities invested in approximately 10 industry sectors within 15 to 20 stock markets.

 The portfolio manager uses a "bottom-up" approach to selecting securities, looking for companies with:

  o high quality and sustainable earnings

  o high growth potential over a two-year investment horizon

  o quality management teams

  o the ability to finance growth internally

  o strong financial results


 Throughout the investment process, the portfolio manager balances the Portfolio's emphasis on growth companies with a sensitivity to securities prices.

 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]


               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND IN THE SAI.


[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations International Growth Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - The portfolio manager chooses stocks believed to have the potential for high growth. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GRAPHIC APPEARS HERE]


             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                     3.11%*        43.05%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1999:             28.55%
  Worst: 3rd quarter 1998:            -14.52%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                                                    Since
                                                      1 year      inception
        Nations International Growth Portfolio     43.05%        24.60%
        MSCI EAFE                                  27.30%        17.93%

ABOUT THE INDEX PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.


[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BACAP ON PAGE 37.

[GRAPHIC APPEARS HERE]

             WHAT IS A MANAGED INDEX
             PORTFOLIO?

             A MANAGED INDEX PORTFOLIO COMBINES THE BENEFITS OF TRADITIONAL INDEX FUNDS -- RELATIVELY LOW COSTS AND LOW PORTFOLIO TURNOVER -- WITH ACTIVE MANAGEMENT.

             WITH A MANAGED INDEX PORTFOLIO, THE PORTFOLIO MANAGER STARTS WITH THE STOCKS OF A SPECIFIC MARKET INDEX -- IN THIS CASE, THE S&P 500 -- AND THEN TRIES TO ACHIEVE HIGHER RETURNS THAN THE INDEX BY EMPHASIZING STOCKS IN THE INDEX THAT ARE EXPECTED TO GENERATE THE HIGHEST RETURNS.

             THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

 Nations Managed Index Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 80% of its assets in COMMON STOCKS that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Portfolio's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Portfolio usually holds 300 to 400 of the stocks included in the index. The Portfolio may invest in financial futures traded on U.S. exchanges.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Portfolio, the management team starts with the stocks included in the S&P 500. It uses QUANTITATIVE ANALYSIS, which is an analysis of a company's financial information, to:

     o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

     o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock

 The management team tries to control costs when it buys and sells securities for the Portfolio by using computerized systems called CROSSING NETWORKS that allow it to try to make trades at better prices and reduced commission rates.

 The management team uses various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

     o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Portfolio to do so and may sell other shares when appropriate

     o may offset capital gains by selling securities to realize a CAPITAL LOSS. This may reduce capital gains distributions

     o will try to keep portfolio turnover low, which helps to defer the realization of capital gains


 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND IN THE SAI.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Managed Index Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - The team chooses stocks that it believes have the potential for higher growth than the S&P 500. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o FUTURES RISK - This Portfolio may use FUTURES CONTRACTS periodically to manage LIQUIDITY. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    11.39%*        18.27%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.



        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             20.16%
  Worst: 3rd quarter 1998:            -10.17%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                                             Since
                                               1 year      inception
        Nations Managed Index Portfolio     18.27%        16.88%
        S&P 500                             21.04%        19.50%

ABOUT THE INDEX PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BACAP ON PAGE 37.

[GRAPHIC APPEARS HERE]

             WHAT IS AN INDEX PORTFOLIO?

             INDEX PORTFOLIOS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

             CORRELATION MEASURES HOW CLOSELY A PORTFOLIO'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE PORTFOLIO INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

 Nations SmallCap Index Portfolio

[GRAPHIC APPEARS HERE]


        INVESTMENT OBJECTIVE

        This Portfolio seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SMALLCAP 600).

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 80% of its assets in COMMON STOCKS that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged index of 600 common stocks weighted by market capitalization. It is not available for investment.

 The Portfolio may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Portfolio was formerly named Nations Managed SmallCap Index Portfolio and operated under a different investment objective and principal investment strategies from its inception until April 30, 2000.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the management team will try to allocate the Portfolio's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The team generally will try to match the composition of the S&P SmallCap 600 as closely as possible. The team starts with the stocks that make up a larger portion of the value of the S&P SmallCap 600. It may not always invest in stocks that make up the smaller percentages because it may be more difficult and costly to make relatively small transactions. The team may remove a stock from the Portfolio's holdings or not invest in a stock if it believes that the stock is not liquid enough, or for other reasons. The team can substitute stocks that are not included in the S&P SmallCap 600, if it believes these stocks have similar characteristics.

 The Portfolio tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Portfolio's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity Portfolios, like other investors in EQUITY SECURITIES, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Portfolio by using program trades and CROSSING NETWORKS.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations SmallCap Index Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - This Portfolio tries to match (before fees and expenses) the returns of the S&P 600, and is not actively managed. There is no assurance that the returns of the Portfolio will match the returns of the S&P 600. The value of the Portfolio will rise and fall with the performance of the S&P 600.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 600 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o FUTURES RISK - This Portfolio may use FUTURES CONTRACTS as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


             PRIOR TO MAY 1, 2000, THE PORTFOLIO HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    -9.35%*         5.92%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1998:             15.92%
  Worst: 3rd quarter 1998:            -19.79%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999


                                                             Since
                                               1 year      inception
        Nations SmallCap Index Portfolio      5.92%        -2.27%
        S&P SmallCap 600                     12.41%        -0.07%

ABOUT THE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             BACAP IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE PORTFOLIO. ITS FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE PORTFOLIO.


[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               BACAP ON PAGE 37.

[GRAPHIC APPEARS HERE]

             WHAT IS A BALANCED PORTFOLIO?

             A BALANCED PORTFOLIO INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND MONEY MARKET INSTRUMENTS.

             EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. COMBINING THEM IN ONE PORTFOLIO CAN HELP REDUCE RISK AND INCREASE RETURNS BECAUSE AT LEAST ONE ASSET CLASS SHOULD HAVE THE POTENTIAL TO BE A STRONGER PERFORMER REGARDLESS OF MARKET CONDITIONS.

             BALANCED PORTFOLIOS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

     Nations Balanced Assets Portfolio

[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks total return by investing in EQUITY and FIXED INCOME SECURITIES.


[GRAPHIC APPEARS HERE]


        PRINCIPAL INVESTMENT STRATEGIES

        This Portfolio invests in a mix of equity and fixed income securities, as well as MONEY MARKET INSTRUMENTS.

 Equity securities the Portfolio invests in are primarily COMMON STOCK of established companies believed to be financially strong.

 Fixed income securities normally make up at least 25% of the Portfolio's assets. Fixed income securities the Portfolio invests in are primarily bonds, notes and MORTGAGE-BACKED and ASSET-BACKED SECURITIES issued by U.S. companies and government entities.

 Money market instruments the Portfolio invests in are primarily CASH EQUIVALENTS, including U.S. GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER and other short-term, interest-bearing instruments.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

  o current economic and financial market conditions, including trends in interest rates, in the United States and abroad

  o earnings and dividend prospects for common stocks

  o the overall stability of financial markets

 The team may change the Portfolio's asset allocation to try to increase returns and reduce risk.

     The team identifies individual investments using the following process:

  o For the equity portion of the Portfolio, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called FUNDAMENTAL ANALYSIS.

  o For the fixed income portion of the Portfolio, the team looks for securities rated INVESTMENT GRADE at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

  o For the money market portion of the Portfolio, the team chooses high-quality securities primarily to provide LIQUIDITY.

 The management team may use various tax strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a CAPITAL LOSS


 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when the Portfolio's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO ON PAGE 34
               AND THE SAI.

[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations Balanced Assets Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o STOCK MARKET RISK - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o INTEREST RATE RISK - The prices of the Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o PREPAYMENT AND EXTENSION RISK - The value of the Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the portfolio may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC APPEARS HERE]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    -2.23%*         1.44%
                    1998           1999

*Return is from inception (3-26-98) to 12-31-98.



        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             9.86%
  Worst: 3rd quarter 1998:            -9.09%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999


                                                              Since
                                                1 year      inception
        Nations Balanced Assets Portfolio       1.44%       -0.47%
        S&P 500                                21.04%      19.50%
        Lehman Aggregate Bond Index            -0.82%       3.47%

ABOUT THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------


[GRAPHIC APPEARS HERE]

             ABOUT THE SUB-ADVISER

             MACKAY SHIELDS LLC (MACKAY SHIELDS) IS THE PORTFOLIO'S SUB-ADVISER. THE HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.



[GRAPHIC APPEARS HERE]


               YOU'LL FIND MORE ABOUT
               MACKAY SHIELDS ON PAGE 41.



[GRAPHIC APPEARS HERE]

             HIGH YIELD DEBT SECURITIES

             THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

     Nations High Yield Bond Portfolio


[GRAPHIC APPEARS HERE]

        INVESTMENT OBJECTIVE

        This Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[GRAPHIC APPEARS HERE]

        PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated INVESTMENT GRADE, but generally will be rated "B" or better by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed within any specific DURATION.


     The Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including PRIVATE PLACEMENTS

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o ZERO-COUPON BONDS

  o U.S. GOVERNMENT OBLIGATIONS

  o EQUITY SECURITIES (up to 25% of its assets), which may include CONVERTIBLE SECURITIES


 The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


     When selecting investments for the Portfolio, the portfolio management team:

  o focuses on individual security selection (bottom up analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

 The portfolio management team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.



[GRAPHIC APPEARS HERE]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON
               PAGE 34 AND IN THE SAI.


[GRAPHIC APPEARS HERE]

        RISKS AND OTHER THINGS TO CONSIDER

        Nations High Yield Bond Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o CREDIT RISK - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o LIQUIDITY RISK - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

[GRAPHIC APPEARS HERE]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The Portfolio commenced its operations on May 1, 2000 and has been in operation for less than a full calendar year so no performance has been included in this prospectus.

[GRAPHIC APPEARS HERE]

         Other important information

 You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o FOREIGN INVESTMENT RISK - Portfolios that invest in FOREIGN SECURITIES may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o INVESTING DEFENSIVELY - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

     o PORTFOLIO TURNOVER - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations Strategic Growth Portfolio, and the Index Funds is expected to be no more than 25%. The annual portfolio turnover rate for Nations High Yield Bond Portfolio and Nation's International Value Portfolio are expected to be no more than
       130% and    %, respectively. You'll find the portfolio turnover rate for each portfolio in FINANCIAL HIGHLIGHTS.

[GRAPHIC APPEARS HERE]

         How the Portfolios are managed

[GRAPHIC APPEARS HERE]

             BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Nations Annuity Trust Portfolios. Nations Annuity Trust is a series of mutual funds that provides underlying investment alternatives for variable annuity contracts and variable life insurance policies.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Annuity Trust pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Portfolio and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.


 BAAI has agreed to waive fees and/or reimburse expenses for certain Portfolios until May 1, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding Nations Variable Annuity prospectus. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


     The following chart shows the maximum advisory fees BAAI can receive.


     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                Maximum
                                                advisory
                                                  fee
  Nations Value Portfolio                      .65%
  Nations Aggressive Growth Portfolio          .65%
  Nations Marsico Focused Equities Portfolio   .75%
  Nations Marsico Growth & Income Portfolio    .75%
  Nations Strategic Growth Portfolio           .65%
  Nations International Value Portfolio        .90%
  Nations International Growth Portfolio       .80%
  Nations Managed Index Portfolio              .40%
  Nations SmallCap Index Portfolio             .40%
  Nations Balanced Assets Portfolio            .65%
  Nations High Yield Bond Portfolio            .55%

     INVESTMENT SUB-ADVISERS
 Nations Annuity Trust and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Portfolios. These sub-advisers function under the supervision of BAAI and the Board of Trustees of Nations Annuity Trust.

[GRAPHIC APPEARS HERE]

             BANC OF AMERICA CAPITAL
             MANAGEMENT, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     BANC OF AMERICA CAPITAL MANAGEMENT, INC.
 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Portfolios shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Portfolio.

Portfolio                                 BACAP Team
  Nations Value Portfolio                 Value Strategies Team
  Nations Aggressive Growth Portfolio     Growth Strategies Team
  Nations Strategic Growth Portfolio      Growth Strategies Team
  Nations Managed Index Portfolio         Quantitative Strategies Team
  Nations SmallCap Index Portfolio        Quantitative Strategies Team
  Nations Balanced Assets Portfolio       Investment Strategies Team
                                          for the equity portion of the portfolio
                                          Fixed Income Management Team
                                          for the fixed income and money market
                                          portions of the portfolio

[GRAPHIC APPEARS HERE]

             MARSICO CAPITAL
             MANAGEMENT, LLC

             1200 17TH STREET
             SUITE 1300
             DENVER, COLORADO 80202

     MARSICO CAPITAL MANAGEMENT, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has over $6.5 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

     Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Focused Equities Portfolio

  o Nations Marsico Growth & Income Portfolio


 THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these portfolios. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

     PERFORMANCE OF OTHER EQUITY FUNDS MANAGED BY THOMAS MARSICO
 Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio have been in operation since March 27, 1998, so they have a relatively short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.


 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Portfolio. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.


 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997


                                                  Janus Twenty
                                                    Fund (%)      S&P 500 (%)
  one year                                       48.21           46.41
  three years                                    32.07           30.63
  five years                                     20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)           23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the portfolio's expenses.


 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Portfolio. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                                                       Janus
                                                     Growth and
                                                  Income Fund (%)     S&P 500 (%)
  one year                                       47.77               46.41
  three years                                    31.13               30.63
  five years                                     21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)               21.19               18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the portfolio's expenses.

[GRAPHIC APPEARS HERE]

             BRANDES INVESTMENT
             PARTNERS, L.P.


             12750 HIGH BLUFF DRIVE
             SAN DIEGO, CALIFORNIA 92130

     BRANDES INVESTMENT PARTNERS, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 37 investment professionals who manage more than $20 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

 PERFORMANCE OF OTHER INTERNATIONAL EQUITY FUNDS AND ACCOUNTS MANAGED BY
 BRANDES
 Nations International Value Portfolio has been in operation since May 1, 2000, so it has a relatively short performance history. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.


 The Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE INDEX for the periods ending December 31, 1998. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)
  one year                      15.03%            20.33%
  three years                   17.12%             9.00%
  five years                    12.13%             9.19%
  since inception (6/30/90)     18.10%             6.97%

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


               Brandes         MSCI EAFE
            Composite (%)      Index (%)
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC APPEARS HERE]


             GARTMORE GLOBAL PARTNERS

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     GARTMORE GLOBAL PARTNERS
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

 Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is the investment sub-adviser to Nations International Growth
 Portfolio.

 BRIAN O'NEILL, the principal senior investment manager of the Gartmore Global Portfolio Team at Gartmore Global Partners, manages this portfolio. He has managed the portfolio since its inception. Before joining Gartmore in 1981, Mr. O'Neill was a fund manager in global equities at Antony Gibbs & Sons and an investment analyst at Royal Insurance. He graduated from Glasgow University in 1969 with a MA Honors degree in Political Economy.

[GRAPHIC APPEARS HERE]

             MACKAY SHIELDS LLC

             9 WEST 57TH STREET
             NEW YORK, NEW YORK 10019

     MACKAY SHIELDS LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

 PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Portfolio commenced its operations on May 1, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The MacKay Shields composite's investment objective, policies and strategies are substantially similar to those of Nations High Yield Bond Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CS FIRST BOSTON HIGH YIELD INDEX for the periods ending December 31, 1999. The returns reflect deduction of certain expenses, but not investment advisory fees, and assume all dividends and distributions have been reinvested.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999

                                               CS First Boston
                                MacKay Shields   High Yield
                                Composite (%)    Index (%)
  one year                     11.2%              3.3%
  three years                  11.0%              5.4%
  five years                   14.9%              9.1%
  since inception (7/1/91)     16.2%             10.8%

     ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999

                                          CS First Boston
                           MacKay Shields   High Yield
                           Composite (%)     Index (%)
  1999                    11.2%               3.3%
  1998                     5.5%               0.6%
  1997                    16.5%              12.6%
  1996                    20.2%              12.4%
  1995                    21.8%              17.4%
  1994                     3.1%              (1.0)%
  1993                    23.7%              18.9%
  1992                    24.0%              16.7%
  1991 (since 7/1/91)     13.1%              12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Portfolio will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Portfolio's fees and expenses.


 The MacKay Shields composite includes high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[GRAPHIC APPEARS HERE]

             STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

     OTHER SERVICE PROVIDERS
 The Portfolios are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:


  Domestic Equity Portfolios   0.23%
  International Portfolio      0.22%
  Nations High Yield Bond      0.23%



[GRAPHIC APPEARS HERE]

             PFPC INC.

             400 BELLEVUE PARKWAY
             WILMINGTON, DELAWARE 19809

 PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]


             WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


             WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.


[GRAPHIC APPEARS HERE]


             A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.


             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


[GRAPHIC APPEARS HERE]


         Buying, selling and transfering shares

 Nations Annuity Trust Portfolios are available only to owners of variable annuity contracts or variable life insurance policies. Please refer to the prospectus that describes your annuity contract or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

     HOW SHARES ARE PRICED
 All transactions are based on the price of a Portfolio's shares -- or its net asset value. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the Portfolio.

     VALUING SECURITIES IN A PORTFOLIO
 The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a portfolio could change on days when Portfolio shares may not be bought or sold.

[GRAPHIC APPEARS HERE]

         How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

[GRAPHIC APPEARS HERE]

             THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.


             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.


             YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and/or selling and servicing agents are compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

 Stephens and/or selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts or variable life insurance policies with whom the selling and servicing agents have a relationship.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Portfolios pay these fees to Stephens and/or to eligible selling and servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

[GRAPHIC APPEARS HERE]

         Distributions and taxes

[GRAPHIC APPEARS HERE]

             THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

 ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

   o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

   o A portfolio can also have CAPITAL GAIN if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the portfolios won't have to pay any income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 The Portfolios distribute dividends from net investment income once a year. They may also distribute any net realized capital gains, including short-term capital gains, at least once a year.


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive distributions from the TRADE DATE of the purchase up to and including the day before the shares are sold.


 Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month or quarter in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Portfolio shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. Some Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC APPEARS HERE]

             THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC APPEARS HERE]

               FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

     HOW TAXES AFFECT YOUR INVESTMENT
 Distributions of net investment income, including net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.


 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 By investing in shares of a Portfolio through a variable annuity contract or variable life insurance policy, you may not be subject to immediate taxation on distributions from a portfolio and may qualify for other favorable tax treatment. In order to qualify for such treatment, among other things, the Portfolios generally must only be available to owners of variable annuity contracts and variable life insurance policies and the portfolios must be "adequately diversified." Each Portfolio is only available to owners of variable annuity contracts and variable life insurance policies and intends to be "adequately diversified" so that owners of variable annuity contracts and variable life insurance policies investing in the portfolio may qualify for favorable tax treatment. See the accompanying prospectus for additional information regarding the taxation of your variable annuity contract or variable life insurance policy. Federal income taxation of participating life insurance companies, variable annuity contracts and variable life insurance policies is discussed in the accompanying prospectus.


[GRAPHIC APPEARS HERE]

         Financial highlights

 The financial highlights table is designed to help you understand how the Portfolios have performed since their inception. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.


 This financial information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Annuity Trust's financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        International         Focused
                                                       Growth Portfolio  Equities Portfolio
                                                         Period ended       Period ended
                                                          12/31/98*          12/31/98*
 Net asset value, beginning of period                 $ 10.00            $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.06               0.02
 Net realized and unrealized gain/(loss) on
 investments                                            0.25               3.00
Net Increase/(Decrease) in Net Asset Value from
 operations                                             0.31               3.02
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)              ( 0.03)             ( 0.02)
Dividends from net realized capital gains             ( 0.00)             ( 0.00)
 Returns of capital                                   ( 0.00)             ( 0.00)
Total dividends and distributions                     ( 0.03)             ( 0.02)
 Net asset value, end of period                       $ 10.28            $ 13.00
TOTAL RETURN+                                           3.11%              30.16%
===================================================== =======            =======
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $2,310             $24,521
Ratio of operating expenses to average net assets++     1.25%               1.10%
 Ratio of net investment income to average net
 assets++                                               1.09%               0.33%
Portfolio turnover rate                                   16%                236%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements
 (b)++                                                  4.09%               1.94%



                                                       Managed SmallCap    Disciplined     Growth & Income
                                                       Index Portfolio   Equity Portfolio     Portfolio
                                                         Period ended      Period ended     Period ended
                                                          12/31/98*         12/31/98*         12/31/98*
 Net asset value, beginning of period                 $ 10.00           $ 10.00            $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.03              0.02               0.02
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.97)             0.62               2.16
Net Increase/(Decrease) in Net Asset Value from
 operations                                           ( 0.94)             0.64               2.18
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)              ( 0.03)           ( 0.02)             ( 0.02)
Dividends from net realized capital gains             ( 0.00)           ( 0.00)             ( 0.00)
 Returns of capital                                   ( 0.00)           ( 0.00)             ( 0.00)
Total dividends and distributions                     ( 0.03)           ( 0.02)             ( 0.02)
 Net asset value, end of period                       $  9.03           $ 10.62            $ 12.16
TOTAL RETURN+                                         ( 9.35)%            6.44%              21.80%
===================================================== =======           =======            =======
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $6,098            $4,796             $15,576
Ratio of operating expenses to average net assets++     0.75%             1.00%               1.10%
 Ratio of net investment income to average net
 assets++                                               0.49%             0.44%               0.40%
Portfolio turnover rate                                  44%                40%                184%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements
 (b)++                                                  1.70%             2.41%               1.99%

                           * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998. + Total return represents aggregate total return for the period indicated.
                           ++ Annualized.
                           (a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share.
                           (b) The ratio includes custodian fees before reduction for credits.


                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Managed Index Portfolio
                                                       Period ended 12/31/98*
 Net asset value, beginning of period                 $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.06
 Net realized and unrealized gain/(loss) on
 investments                                            1.07
Net Increase/(Decrease) in Net Asset Value from
 operations                                             1.13
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)              ( 0.07)
Dividends from net realized capital gains             ( 0.00)
 Returns of capital                                   ( 0.00)
Total dividends and distributions                     ( 0.07)
 Net asset value, end of period                       $ 11.06
TOTAL RETURN+                                          11.39%
===================================================== =======
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $9,931
Ratio of operating expenses to average net assets++     0.75%
 Ratio of net investment income to average net
 assets++                                               1.04%
Portfolio turnover rate                                   16%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements
 (b)++                                                  1.62%



                                                           Value Portfolio      Balanced Assets Portfolio
                                                       Period ended 12/31/98*    Period ended 12/31/98*
 Net asset value, beginning of period                 $ 10.00                  $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.04                     0.09
 Net realized and unrealized gain/(loss) on
 investments                                            0.41                   ( 0.31)
Net Increase/(Decrease) in Net Asset Value from
 operations                                             0.45                   ( 0.22)
 LESS DISTRIBUTIONS:
Dividends from net investment income (a)              ( 0.04)                  ( 0.10)
Dividends from net realized capital gains             ( 0.00)                  ( 0.00)
 Returns of capital                                   ( 0.00)                  ( 0.00)
Total dividends and distributions                     ( 0.04)                  ( 0.10)
 Net asset value, end of period                       $ 10.41                  $  9.68
TOTAL RETURN+                                           4.48%                  ( 2.23)%
===================================================== =======                  =======
 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $5,645                   $3,823
Ratio of operating expenses to average net assets++     1.00%                    1.00
 Ratio of net investment income to average net
 assets++                                               0.83%                    2.36%
Portfolio turnover rate                                   27%                     94%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements
 (b)++                                                  2.32%                    2.71%

                           * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998. + Total return represents aggregate total return for the period indicated.
                           ++ Annualized.
                           (a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share.
                           (b) The ratio includes custodian fees before reduction for credits.

[GRAPHIC APPEARS HERE]

          Terms used in this prospectus


 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


 COMMERCIAL PAPER - a money market instrument issued by a large company.


 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.


 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.


 CROSSING NETWORKS - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.


 CS FIRST BOSTON HIGH YIELD INDEX - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.


 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 DOLLAR ROLL TRANSACTION - the sale by a Portfolio of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.


 DURATION - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.


 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 FIRST BOSTON CONVERTIBLE INDEX - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.


 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.


 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.


 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.


 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.


 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Portfolio's Board of Directors. Please see the SAI for more information about credit ratings.


 HIGH-YIELD DEBT SECURITY - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.


 IFC INVESTABLES INDEX - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.


 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.


 LEHMAN 3-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 LEHMAN 7-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.


 LEHMAN GOVERNMENT BOND INDEX - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.


 LEHMAN GOVERNMENT/CORPORATE BOND INDEX - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.


 LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.


 LEHMAN INTERMEDIATE TREASURY INDEX - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.


 LEHMAN MUNICIPAL BOND INDEX - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 MERRILL LYNCH 1-3 YEAR TREASURY INDEX - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.


 MONEY MARKET INSTRUMENT - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.


 MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 NON-DIVERSIFIED - a portfolio that holds securities of fewer issuers or kinds of issuers than other kinds of portfolios. Non-diversified portfolios tend to have greater price swings than more diversified portfolios because events affecting one or more of its securities may have a disproportionately large effect on the portfolio.


 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.


 PRE-REFUNDED BOND - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.


 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.


 PRIVATE PLACEMENT - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a portfolio to buy.


 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.


 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.


 RUSSELL 1000 GROWTH - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth relative to the Russell 1000 index as a whole.


 S&P 400(1) - Standard & Poor's 400 Composite Stock Price Index, an unmanaged index of 400 widely held common stocks. It is not available for investment.


 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.


 S&P MIDCAP 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.


 S&P SMALLCAP 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.


 S&P/BARRA SMALLCAP VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. It is weighted by market capitalization, and is not available for investment.

 S&P/BARRA VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.


 SALOMON BROTHERS MORTGAGE INDEX - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.


 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.


 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.


 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.


 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.


 WILSHIRE 5000 EQUITY INDEX - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7,000 companies. The index is weighted by market capitalization and is not available for investment.


 ZERO-COUPON BOND - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.


 (1)S&P and BARRA have not reviewed any stock included in the S&P 400, S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Portfolios and are not a sponsor or affiliate of the Portfolios. S&P and BARRA give no information and make no statements about the suitability of investing in the Portfolios or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 400," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC APPEARS HERE]

             NATIONS ANNUITY TRUST

             NATIONS ANNUITY TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY PARTICIPATING LIFE INSURANCE COMPANIES, INCLUDING HARTFORD LIFE INSURANCE COMPANY.


             PLEASE REFER TO THE PROSPECTUS THAT DESCRIBES YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY FOR INFORMATION ABOUT HOW TO BUY, SELL AND TRANSFER YOUR INVESTMENT AMONG SHARES OF THE PORTFOLIOS.


[GRAPHIC APPEARS HERE]




         WHERE TO FIND MORE INFORMATION


 You'll find more information about Nations Annuity Trust Portfolios in the following documents:



[GRAPHIC APPEARS HERE]




        ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about portfolio investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.



[GRAPHIC APPEARS HERE]


        STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the portfolios and make shareholder inquiries by contacting Nations Annuity Trust:

        By telephone: 1.800.321.7854

        By mail:
        NATIONS ANNUITY TRUST
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255

        On the Internet: WWW.NATIONS-FUNDS.COM

        Information about the Portfolios can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:




Nations Annuity Trust, 811-04305


NF-[       ]
[GRAPHIC APPEARS HERE]